Exhibit 10.2

EXECUTION COPY

WAIVER NO. 2 TO THE CREDIT AGREEMENT

Dated as of May 8, 2009

WAIVER NO. 2 TO THE CREDIT AGREEMENT (this “Waiver”) among Capmark Financial Group Inc., a Nevada corporation (the “Company”), certain subsidiaries of the Company (together with the Company, the “Borrowers” and each a “Borrower”), the financial institutions and other institutional lenders party hereto, and Citibank, N.A., as administrative agent (the “Agent”) for the Lenders.

RECITALS:

(1)           The Borrowers, the financial institutions and other institutional lenders party thereto (the “Lenders”), the Agent and the other agents party thereto have entered into that certain Credit Agreement, dated as of March 23, 2006, as amended by Amendment No. 1 to the Credit Agreement, dated as of April 17, 2007, Amendment No. 2 to the Credit Agreement, dated as of June 30, 2008 and Waiver to the Credit Agrement dated as of April 20, 2009 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms not otherwise defined in this Waiver have the same meanings as specified in the Credit Agreement.

(2)           The Borrowers have requested that the Lenders agree to waive certain provisions of the Credit Agreement as set forth herein.

(3)           Pursuant to subsection 10.1(a) of the Credit Agreement, the Majority Lenders may, or, with the written consent of the Majority Lenders, the Agent may, from time to time, enter into with the Borrowers, written amendments, supplements or modifications to the Credit Agreement for the purpose of waiving any provisions to the Credit Agreement

(4)           The Majority Lenders have agreed, subject to the terms and conditions stated below, to waive the Credit Agreement as set forth herein.

SECTION 1.           WAIVER TO CREDIT AGREEMENT

(a)           Subject to the satisfaction of the conditions precedent set forth in Section 2, the Agent and the Majority Lenders hereby waive, solely for the period commencing on the date hereof through May 21, 2009 at 5:00 p.m. EDT (the “Waiver Termination Date”), the Event of Default arising directly from the Company’s failure to maintain, pursuant to Section 6.1 of the Credit Agreement, the Total Consolidated Indebtedness at the last day of each of the fiscal quarters ended December 31, 2008 and March 31, 2009 to Total Capitalization at such dates at a ratio not greater than 0.87 to 1.0, in each case without giving effect to ARB51, FIN 46(R) or FAS 66 in each case in relation to the Company’s affordable tax credit syndication business (the “Financial Covenant Non-Compliance Event of Default”).

(b)           Until the Waiver Termination Date, the Majority Lenders hereby agree to forbear (and instruct the Agent to forbear) from exercising any right or remedy under the Credit Agreement as a result of the occurrence and continuance of the Event of Default arising from the Financial Covenant Non-Compliance Event of Default.

(c)           On the Waiver Termination Date, without any further action by the Agent and the Majority Lenders, all of the terms and provisions set forth in the Credit Agreement with respect to any Event of Default thereunder that is waived hereunder and not cured prior to the Waiver Termination Date shall have the same force and effect as if this Waiver had not been entered into by the parties hereto, and the Agent and the Majority Lenders shall have all of the rights and remedies afforded to them under the Credit Agreement with respect to any such Event of Default as though no waiver had been granted by them hereunder.  Notwithstanding anything contained herein to the contrary, the foregoing waivers are not intended and shall not be deemed or construed to constitute a waiver of any Default or any other Event of Default that hereafter may occur under Credit Agreement or to establish a custom or course of dealing among the Borrowers, the other Loan Parties, the Agent, the Majority Lenders or any of them.  Except as specifically set forth herein, the Agent and the Majority Lenders hereby expressly reserve all of their rights and remedies under the Credit Agreement, the other Loan Agreements and applicable law.

(d)           The Borrowers hereby agree to negotiate in good faith with the Agent and Lenders to finalize by no later than May 21, 2009 the amendments to the Credit Agreement and to the Bridge Facility and the definitive documentation for the “Facility” described in the commitment letters dated on or about May 6, 2009 (together with the Term Sheet referred to therein, the “Commitment Letters”) entered into by certain Lenders and certain lenders under the Bridge Facility, in each case on substantially the terms and conditions set forth in the Commitment Letters.

SECTION 2.           CONDITIONS OF EFFECTIVENESS

This Waiver shall become effective as of the date first above written when, and only when, the following conditions have been satisfied:

(a)           the Agent shall have received counterparts of this Waiver executed by the Company, the other Borrowers, the Majority Lenders, and/or, as to any such Majority Lender, advice satisfactory to the Agent that such Lender has executed this Waiver;

(b)           the Agent shall have received a certificate of the Secretary or Assistant Secretary of the Company, in form and substance satisfactory to the Agent, which certificate shall (i) certify as to the incumbency and signature of the officers of the Company executing this Waiver (with the President, a Vice President, the Secretary or Assistant Secretary of the Company attesting to the incumbency and signature of the Secretary or Assistant Secretary providing such certificate), (ii) have attached to it a true and correct copy of the resolutions of the Board of Directors of the Company, which resolutions shall authorize the execution, delivery and performance of this Waiver, and (iii) certify that, as of the date of such certificate (which shall not be earlier than the date hereof), none of such resolutions shall have been amended, supplemented, modified, revoked or rescinded;

(c)           each Guarantor has executed and delivered a consent in the form of Annex A hereto;

(d)           the Agent shall have received satisfactory evidence that Amendment No. 7 and Waiver to the Bridge Facility dated as of the date hereof shall have become effective;

(e)           the Agent shall have received satisfactory evidence that the board of directors of the Company shall have approved the Transactions (as defined in the Commitment Letters) on substantially the terms set forth in the Commitment Letters; and

(f)            all other fees and expenses of the Agent and the Lenders (including all reasonable fees and expenses of counsel to the Agent), to the extent invoiced prior to the date hereof, shall have been paid.

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SECTION 3.           CONFIRMATION OF REPRESENTATIONS AND WARRANTIES

(a)           Each of the Company and each Borrower hereto hereby represents and warrants, on and as of the date hereof, that the representations and warranties contained in the Credit Agreement (to the extent relating to such Loan Party) are true and correct in all material respects on and as of the date hereof, before and after giving effect to this Waiver, as though made on and as of the date hereof, other than any such representations or warranties that, by their terms, refer to a specific date.

SECTION 4.           AFFIRMATION OF THE COMPANY AND THE BORROWERS

The Company and each Borrower hereby consents to the waiver to the Credit Agreement effected hereby, and hereby confirms and agrees that, notwithstanding the effectiveness of this Waiver, the obligations of the Company and each such Borrower contained in the Credit Agreement, as amended hereby, or in any other Loan Documents to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects.

SECTION 5.           REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS

(a)           On and after the effectiveness of this Waiver, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified by this Waiver.

(b)           The Credit Agreement, the Notes and each of the other Loan Documents, as specifically modified by this Waiver, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

SECTION 6.           COSTS, EXPENSES

The Borrowers agree to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Waiver and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of subsection 10.5 of the Credit Agreement.

SECTION 7.           EXECUTION IN COUNTERPARTS

This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Waiver by telecopier or in “pdf” or similar format by electronic mail shall be effective as delivery of a manually executed counterpart of this Waiver.

SECTION 8.           GOVERNING LAW

This Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CAPMARK FINANCIAL GROUP INC., as the Company

By:	/s/ Gregory J. McManus
	Name:	Gregory J. McManus
	Title:	Chief Financial Officer, Executive Vice President

CAPMARK CANADA LIMITED, as a Borrower

By:	/s/ Michael I. Lipson
	Name:	Michael I. Lipson
	Title:	Executive Vice President

CAPMARK BANK EUROPE, PUBLIC COMPANY, as a Borrower

By:	/s/ Martin Thornton
	Name:	Martin Thornton
	Title:	Secretary

CAPMARK EI IRELAND LIMITED, as a Borrower

By:	/s/ Martin Thornton
	Name:	Martin Thornton
	Title:	Secretary

CAPMARK IRELAND LIMITED, as a Borrower

By:	/s/ Martin Thornton
	Name:	Martin Thornton
	Title:	Secretary

CAPMARK AB NO. 2 LIMITED, as a Borrower

By:	/s/ Martin Thornton
	Name:	Martin Thornton
	Title:	Secretary

CAPMARK FINANCE INC., as a Borrower

By:	/s/ Gregory J. McManus
	Name:	Gregory J. McManus
	Title:	Executive Vice President And Chief Financial Officer

SJM CAP, LLC, as a Borrower

By:	/s/ Gregory J. McManus
	Name:	Gregory J. McManus
	Title:	President

CAPMARK BANK, as a Borrower

By:	/s/ Steven J. Nielsen
	Name:	Steven J. Nielsen
	Title:	President

CAPMARK FUNDING JAPAN, K.K., as a Borrower

By:	/s/ Allen Todd Atchley
	Name:	Allen Todd Atchley
	Title:	Representative Director

CAPMARK JAPAN, K.K., as a Borrower

By:	/s/ Katsuyoshi Dobashi
	Name:	Katsuyoshi Dobashi
	Title:	Representative Director

CITIBANK, N.A., as Administrative Agent

By:	/s/ Michael Schadt
	Name:	Michael Schadt
	Title:	Director

The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as a Majority Lender

By:	/s/ David Noda
	Name:	David Noda
	Title:	Vice President and Manager

GoldenTree Master Fund II, Ltd
GoldenTree Master Fund, Ltd
GoldenTree MultiStrategy Financing, Limited
GoldenTree MultiStrategy Subsidiary, LLC
GPC LVIII, LLC
GoldenTree Asset Management Lux Sarl
As a Lender(s)
By: GoldenTree Asset Management, LP
The Investment Advisor

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director, Bank Debt

Wachovia Bank, N.A., as a Majority Lender

By:	/s/ Vanessa N. Rodriguez
	Name:	Vanessa N. Rodriguez
	Title:	Assistant Vice President

Scotiabanc Inc., as a Majority Lender

By:	/s/ J.F. Todd
	Name:	J.F. Todd
	Title:	Managing Director

Credit Suisse, Cayman Islands Branch, as a Majority Lender

By:	/s/ Didier Siffer
	Name:	Didier Siffer
	Title:	Managing Director

By:	/s/ Bryan Matthews
	Name:	Bryan Matthews
	Title:	Director

JPMorgan Chase Bank, N.A., as a Majority Lender

By:	/s/ Marina Flindell
	Name:	Marina Flindell
	Title:	Executive Director

Fifth Third Bank, as a Majority Lender

By:	/s/ Randolph J. Stierer
	Name:	Randolph J. Stierer
	Title:	Vice President

Citibank, N.A., as a Majority Lender

By:	/s/ Michael Schadt
	Name:	Michael Schadt
	Title:	Director

The Toronto-Dominion Bank, as a Majority Lender

By:	/s/ Ian Murray
	Name:	Ian Murray
	Title:	Authorized Signatory

Toronto Dominion (Texas) LLC

By:	/s/ Ian Murray
	Name:	Ian Murray
	Title:	Authorized Signatory

Lehman Brothers Holdings, Inc., as a Majority Lender

By:	/s/ Jack McCarthy
	Name:	Jack McCarthy
	Title:	Authorized Signatory

Sumitomo Mitsui Banking Corporation, as a Majority Lender

By:	/s/ Yoshihiro Hyakutome
	Name:	Yoshihiro Hyakutome
	Title:	General Manager

The Royal Bank of Scotland plc, as a Majority Lender

By:	/s/ Michael Fabiano
	Name:	Michael Fabiano
	Title:	Senior Vice President

Societe Generale, as a Majority Lender

By:	/s/ Nigel Elvey
	Name:	Nigel Elvey
	Title:	Vice President

CITIC Ka Wah Bank, Ltd. New York Branch, as a Majority Lender

By:	/s/ Wayne D. Kramen
	Name:	Wayne D. Kramen
	Title:	FVP

Mega International Commercial Bank Silicon Valley Branch, as a Majority Lender

By:	/s/ Kuang Hua Wei
	Name:	Kuang Hua Wei
	Title:	SVP & General Manager

Royal Bank of Canada, as a Majority Lender

By:	/s/ Leslie P. Vowell
	Name:	Leslie P. Vowell
	Title:	Attorney-in-Fact

The Bank of Nova Scotia, as a Majority Lender

By:	/s/ George Sherman
	Name:	George Sherman
	Title:	Director

Morgan Stanley Senior Funding Inc., as a Majority Lender

By:	/s/ S. Yeo
	Name:	S. Yeo
	Title:	Vice President

Credit Suisse Loan Funding LLC, as a Majority Lender

By:	/s/ Ian Landow
	Name:	Ian Landow
	Title:	Authorized Signatory

By:	/s/ Ronald Gotz
	Name:	Ronald Gotz
	Title:	Authorized Signatory

CCP Credit Acquisition Holdings, LLC, as a Majority Lender

By:	/s/ Jed Hart
	Name:	Jed Hart
	Title:	Sr. Managing Director

Bank of America N.A., as a Majority Lender

By:	/s/ Scott R. Swenson
	Name:	Scott R. Swenson
	Title:	Vice President

Knighthead Master Fund, LP By: Knighthead Capital Management, LLC Its Investment Manager as a Majority Lender

By:	/s/ Thomas Wagner
	Name:	Thomas Wagner
Title:

Contrarian Funds, LLC, as a Majority Lender

By:	/s/ Michael J. Restifo
	Name:	Michael J. Restifo
	Title:	CFO/Member

Goldman Sachs Mortgage Company, as a Majority Lender

By:	/s/ Mark J. Buono
	Name:	Mark J. Buono
	Title:	Vice President

Goldman Sachs Canada Credit Partners Co., as a Majority Lender

By:	/s/ Caroline Benton
	Name:	Caroline Benton
	Title:	Authorized Signatory

Goldman Sachs Lending Partners LLC, as a Majority Lender

By:	/s/ Caroline Benton
	Name:	Caroline Benton
	Title:	Authorized Signatory

Goldman Sachs Credit Partners L.P., as a Majority Lender

By:	/s/ Caroline Benton
	Name:	Caroline Benton
	Title:	Authorized Signatory

Deutsche Bank AG, New York, as a Majority Lender

By:	/s/ Emile Van den Bol
	Name:	Emile Van den Bol
	Title:	Managing Director

By:	/s/ R. Chris Jones
	Name:	R. Chris Jones
	Title:	Director

Merrill Lynch Bank USA, as a Majority Lender

By:	/s/ David Millett
	Name:	David Millett
	Title:	Vice President

National Bank of Egypt (UK) Ltd, as a Majority Lender

By:	/s/ Margaret Bull
	Name:	Margaret Bull
	Title:	Senior Credit Manager

By:	/s/ Peter Nerurker
	Name:	Peter Nerurker
	Title:	Supervisor Loans Administration

Silver Oak Capital, LLC, as a Majority Lender

By:	/s/ Thomas M. Fuller
	Name:	Thomas M. Fuller
	Title:	Authorized Signatory

West LB AG, New York Branch, LLC, as a Majority Lender

By:	/s/ Michael Sassos
	Name:	Michael Sassos
	Title:	Director

By:	/s/ Martin Marty
	Name:	Martin Marty
	Title:	Associate Director

Shinsei Bank Limited, as a Majority Lender

By:	/s/ Shinichirou Seto
	Name:	Shinichirou Seto
	Title:	Generale Manager

Annex A to

Waiver to the Credit Agreement

Form of Guarantor Consent

CONSENT

Reference is made to the Credit Agreement, dated as of March 23, 2006, as amended by Amendment No. 1 to the Credit Agreement, dated as of April 17, 2007,  Amendment No. 2 to the Credit Agreement, dated as of June 30, 2007, and Waiver to the Credit Agreement, dated as of April 20, 2009 among Capmark Financial Group Inc. (the “Company”), certain subsidiaries of the Company, the financial institutions and other institutional lenders party thereto, Citibank, N.A., as administrative agent for the Lenders and the other agents party thereto (such Credit Agreement, as so amended, the “Credit Agreement”).

Each of the undersigned confirms and agrees that notwithstanding the effectiveness of the foregoing Waiver No. 2 to the Credit Agreement dated as of May 8, 2009, each Loan Document to which such Person is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, in each case as amended by the Waiver to the Credit Agreement (in each case, as defined therein).

COMMERCIAL EQUITY INVESTMENTS, INC., as a Guarantor

By:	/s/ Anne E. Kelly
	Name:	Anne E. Kelly
	Title:	Treasurer

CAPMARK CAPITAL INC., as a Guarantor

By:	/s/ Gregory J. McManus
	Name:	Gregory J. McManus
	Title:	President

NET LEASE ACQUISITION LLC, as a Guarantor

By:	/s/ Gregory J. McManus
	Name:	Gregory J. McManus
	Title:	President

CAPMARK FINANCE INC., as a Guarantor

By:	/s/ Gregory J. McManus
	Name:	Gregory J. McManus
	Title:	Chief Financial Officer, Executive Vice President

CAPMARK INVESTMENTS LP, as a Guarantor

By:	/s/ Keith Kooper
	Name:	Keith Kooper
	Title:	President

MORTGAGE INVESTMENTS, LLC, as a Guarantor

By:	/s/ Jay N. Levine
	Name:	Jay N. Levine
	Title:	President

SJM CAP, LLC, as a Guarantor

By:	/s/ Gregory J. McManus
	Name:	Gregory J. McManus
	Title:	President

CRYSTAL BALL HOLDING OF BERMUDA LIMITED, as a Guarantor

By:	/s/ Peter A. Widmann
	Name:	Peter A. Widmann
	Title:	President